Exhibit 99.1

Flow International Corporation

Kathryn L. Munro	23500 64th Avenue South
Chairman of the Board	Kent, WA 98032

Phone 253-850-3500
Fax 253-813-3311

April 24, 2007

Mr. Daniel Loeb,

Third Point LLC

390 Park Avenue

New York, NY 10022

Dear Mr. Loeb,

This letter acknowledges receipt of your letter of April 23, 2007 to the Board of Directors. Please be advised that the board will give consideration to the issues raised in your letter as we continue the ongoing strategic review with our investment bankers.

Very truly yours,

Kathryn L. Munro